As Filed with the Securities and Exchange
                    Commission on November [___], 1995

                  1933 Act Registration No. 33-_________

             UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                Form N-14

                     REGISTRATION STATEMENT UNDER THE
                          SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No. _____

[ ] Post-Effective Amendment No. _____

                        ACACIA CAPITAL CORPORATION
            (Exact Name of Registrant as Specified in Charter)

              Area Code and Telephone Number: (301) 951-4800

                          4550 MONTGOMERY AVENUE
                               SUITE 1000N
                         BETHESDA, MARYLAND 20814
               -------------------------------------------
                 (Address of Principal Executive Offices)

                        William M. Tartikoff, Esq.
                          4550 MONTGOMERY AVENUE
                               SUITE 1000N
                         BETHESDA, MARYLAND 20814
                 (Name and Address of Agent for Service)

         Approximate date of proposed public offering: As soon as possible after the effective date of this Registration Statement.

         The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, as amended (the "1933 Act") pursuant to Section 24(f) under the Investment Company Act of 1940, as amended (the "1940 Act") (File No. 2-80154); accordingly, no fee is payable herewith. Registrant is filing as an exhibit to this Registration Statement a copy of an earlier declaration under Rule 24f-2 under the 1940 Act. Pursuant to Rule 429 under the 1933 Act, this Registration Statement relates to the aforementioned registration on Form N-1A. A Rule 24f-2 Notice for the Registrant's most recent fiscal year ended December 31, 1994 was filed with the Commission on or about February 28, 1995.

         It is proposed that this filing will become effective 30 days after filing pursuant to Rule 488 of the Securities Act of 1933.

                         ACACIA CAPITAL CORPORATION
                          CROSS REFERENCE SHEET

Pursuant to Rule 481(a) under the Securities Act of 1933

Item of Part A of Form N-14 Statement                Location in
                                                     Prospectus/Proxy

1. Beginning of Registration Statement               Cross Reference
Sheet; Cover
and Outside Front Cover Page of Prospectus  Page

2. Beginning and Outside Back Cover Page             Table of Contents
of Prospectus

3. Fee Table, Synopsis and Risk Factors              Cover Page; Summary;
Risks

4. Information About the Transaction                 Summary; Reasons for
                                                     the Reorganization;
                                                     Description of the
                                                     Reorganization;
                                                     Distribution of Shares;
                                                     Federal Income Tax
                                                     Consequences; Comparative
                                                     Information on
                                                     Shareholders' Rights

5. Information about the Registrant                  Cover Page; Summary;
                                                     Comparison of Investment
                                                     Objectives and Policies;
                                                     Financial Highlights;
                                                     Distribution of Shares;
                                                     Federal Income Tax
                                                     Consequences; Comparative
                                                     Information on
                                                     Shareholders' Rights;
                                                     Additional Information

6. Information about the Portfolio                   Cover Page; Summary;
                                                     Comparison of Being
                                                     Acquired Investment
                                                     Objective and Policies;
                                                     Distribution of Shares;
                                                     Federal Income Tax
                                                     Consequences; Comparative
                                                     Information on
                                                     Shareholders' Rights;
                                                     Additional Information

7. Voting Information                                Cover Page; Summary;
                                                     Information about the
                                                     Reorganization; Voting
                                                     Information Concerning the
                                                     Meeting

8. Interest of Certain Persons and Experts           Financial Statements and
                                                     Experts; Legal Matters

9. Additional Information Required for               Inapplicable
Reoffering by Persons Deemed to be
Underwriters

Item of Part B of Form N-14                          Location in Statement of
                                                     Additional Information

10. Cover Page                                       Cover Page

11. Table of Contents                                Omitted

12. Additional Information About the                 Statement of Additional
Registrant                                           Information of Acacia
                                                     Capital Corporation

13. Additional Information about the Company         Statement of Additional
Being Acquired                                       Information of Acacia
                                                     Capital Corporation

14. Financial Statements                             Incorporated by reference

Item of Part C of Form N-14                          Location in Part C

15. Indemnification                                  Incorporated by Reference
                                                     to Part A Caption -
                                                     "Comparative Information
                                                     on Shareholders' Rights -
                                                     Indemnification of
                                                     Directors"

16. Exhibits                                         Item 16.  Exhibits

17. Undertakings                                     Item 17.  Undertakings

                      ACACIA CAPITAL CORPORATION
              --CALVERT RESPONSIBLY INVESTED BOND PORTFOLIO
                          4550 MONTGOMERY AVENUE
                               SUITE 1000N
                         BETHESDA, MARYLAND 20814

                                                     December __, 1995

To Persons Invested in the Calvert
Responsibly Invested Bond Portfolio:

         The Prospectus/Proxy Statement accompanying this letter contains information concerning a proposed amendment to the Acacia Capital Corporation (the "Company") Articles of Incorporation that would, in effect, merge the Calvert Responsibly Invested ("CRI") Bond Portfolio ("Bond Portfolio") into the Company's CRI Balanced Portfolio (the "Balanced Portfolio"). The Bond Portfolio has grown little since its inception and as of October 31, 1995 had only $3.4 million in assets. It is difficult to manage such a small fund on a competitive and cost-effective basis. The Company's Directors have determined it to be in the best interests of persons invested in the Bond Portfolio to approve an amendment to the Company's Articles of Incorporation to, in effect, combine the Bond Portfolio into the Company's existing Balanced Portfolio by a reclassification of Bond Portfolio shares. The Directors of the Company believe that persons invested in the Bond Portfolio will receive the benefits of economies of scale and a better "track" record of performance and possible increased distribution possibilities.

         The proposal contained in the accompanying Prospectus/Proxy Statement provides for a combination of the Bond Portfolio with the Balanced Portfolio. Your Portfolio and the Balanced Portfolio have different investment objectives and policies. Under the proposed Agreement and Plan of Reclassification (the "Plan"), the Company would amend its Articles of Incorporation to reclassify the issued and unissued shares of the class of the Company's common stock currently designated as CRI Bond Portfolio into the class of the Company's common stock currently designated as CRI Balanced Portfolio. In effect, shareholders of the Bond Portfolio would exchange their shares for Balanced Portfolio and the Bond Portfolio would be eliminated (the "Proposed Merger"). As of October 31, 1995, the Balanced Portfolio had approximately $102 million of net assets. If the Proposed Merger had taken place as of October 31, 1995, the Balanced Portfolio's net assets would have been approximately $105.4 million. I believe that the combination will achieve the goal of efficient investment management.

         The proposed transaction will not result in any federal income tax liability for you or for the Bond Portfolio and will not change the benefits described in your annuity contract such as variable annuity options, rights of termination or death benefits prior to the commencement date.

         The Directors of the Company have called a special meeting of shareholders of the Bond Portfolio to be held on ________, 1996 to consider the proposed transaction. I URGE YOU TO COMPLETE AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM AS SOON AS POSSIBLE.

         Detailed information about the proposed transaction is described in the enclosed Prospectus/Proxy Statement. I thank you for your participation as an investor in the Bond Portfolio and urge you to please exercise your right to vote by completing, dating and signing the enclosed voting instruction form. A self-addressed, postage-paid envelope has been enclosed for your convenience.

         A copy of the Company's CRI Balanced Portfolio Prospectus accompanies the Prospectus/Proxy Statement. I urge you to read the Prospectus and retain it for future reference.

         If you have any questions regarding the proposed transaction or if you would like additional information, please telephone
1-800-368-2748.

         IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED AS SOON AS POSSIBLE.

                                                  Sincerely,




                                                  Clifton S. Sorrell, President
                                                  ACACIA CAPITAL CORPORATION

                 [PRELIMINARY PROSPECTUS/PROXY STATEMENT
                SUBJECT TO COMPLETION, DECEMBER ___, 1995]

                        ACACIA CAPITAL CORPORATION
              --CALVERT RESPONSIBLY INVESTED BOND PORTFOLIO
                          4550 MONTGOMERY AVENUE
                               SUITE 1000N
                         BETHESDA, MARYLAND 20814
                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON ________ ___, 1996

         Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of the Calvert Responsibly Invested ("CRI") Bond Portfolio (the "Bond Portfolio") of Acacia Capital Corporation (the "Company") will be held at the offices of the Company, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on ________, 1996 at 10:00 a.m., Eastern Time, for the following purposes:

         1. To consider and act upon an amendment to the Company's Articles of Incorporation to, in effect, combine the Bond Portfolio into the Company's existing CRI Balanced Portfolio (the "Balanced Portfolio") by a reclassification of Bond Portfolio shares. A vote in favor of the proposed amendment is a vote in favor of the elimination of the Bond Portfolio; and

         2. To transact any other business which may properly come before the Meeting or any adjournments thereof.

         The Directors of the Company have fixed the close of business on ______________, 199___ as the record date for the determination of shareholders of the Bond Portfolio entitled to notice of and to vote at the Meeting and any adjournment thereof.

         IT IS IMPORTANT THAT VOTING INSTRUCTIONS BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED WITHOUT DELAY TO SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AND VOTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED VOTING INSTRUCTION FORM WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                          By Order of the Board of Directors

                                          William M. Tartikoff, Esq.
                                          Secretary
__________ ___, 199___


              INSTRUCTIONS FOR EXECUTING VOTING INSTRUCTION FORMS

         The following general rules for signing voting instruction forms may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your voting instruction form properly.

         1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the voting instruction form.

         2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the voting instruction form.

         3. ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instruction form should be indicated unless it is reflected in the form of registration. For example:



REGISTRATION                                       VALID SIGNATURE

CORPORATE ACCOUNTS
(1) ABC Corp.                                      ABC Corp.
(2) ABC Corp.                                      John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer                            John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan                  John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust                                      Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee                           Jane B. Doe
u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust.                           John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith, Jr.                             John B. Smith, Jr., Executor

          PROSPECTUS/PROXY STATEMENT DATED ___________ ___, 1995

               CALVERT RESPONSIBLY INVESTED BOND PORTFOLIO
                        ACACIA CAPITAL CORPORATION
                          4550 MONTGOMERY AVENUE
                               SUITE 1000N
                         BETHESDA, MARYLAND 20814

         This Prospectus/Proxy Statement is being furnished to shareholders of the Calvert Responsibly Invested ("CRI") Bond Portfolio (the "Bond Portfolio") of Acacia Capital Corporation (the "Company"), in connection with a proposed amendment to the Company's Articles of Incorporation that would, in effect, combine the Bond Portfolio into the Company's existing CRI Balanced Portfolio (the "Balanced Portfolio") (the "Proposed Merger"). The Proposed Merger would be accomplished by a reclassification of shares and tax-free transfer of all assets and liabilities of the Bond Portfolio in exchange for shares of the Balanced Portfolio. As a result of the Proposed Merger, shareholders of the Bond Portfolio would exchange their shares and become shareholders of the Balanced Portfolio and the Bond Portfolio would be eliminated. Each Portfolio will pay its respective expenses attributable to the Proposed Merger.

         The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company currently consists of 7 portfolios, each with a different investment objective. The Bond Portfolio and the Balanced Portfolio have different investment objectives, policies and restrictions. The Balanced Portfolio seeks to achieve a total return above the rate of inflation through an actively managed portfolio of stocks, bonds and money market instruments, including repurchase agreements secured by such instruments, selected with a concern for the investment and social impact of each investment. The Balanced Portfolio, unlike the Bond Portfolio, is non-diversified.

         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Balanced Portfolio that shareholders of the Bond Portfolio should know before voting on the Proposed Merger. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission (the "SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated May 1, 1995, relating to this Prospectus/Proxy Statement and the Proposed Merger, incorporating by reference the financial statements of the Balanced Portfolio and the Bond Portfolio (each a "Portfolio" and together, the "Portfolios"), dated December 31, 1994 has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Company at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 or by calling toll-free 1-800-368-2748.

         The Prospectus of the CRI Balanced Portfolio of the Company, dated May 1, 1995, the Company's Annual Report for such CRI Portfolio for the fiscal year ended December 31, 1994 are incorporated herein by reference in their entirety, insofar as they relate to the Balanced Portfolio only, and not to any other portfolios described therein. Shareholders of the Bond Portfolio will receive with this Prospectus/Proxy Statement, copies of the Prospectus dated May 1, 1995 pertaining to the shares of the Balanced Portfolio that they will receive as a result of the consummation of the Proposed Merger.

         Included as Exhibit A to this Prospectus/Proxy Statement is a copy of the Plan of Reclassification (the "Plan") and included as Exhibit B to this Prospectus/Proxy Statement is the form of amendment to the Company's Articles of Incorporation to be filed with the State of Maryland if shareholders of the Bond Portfolio approve the Plan.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF OR ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS. WHEN INVESTORS SELL SHARES OF THE FUND, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY PAID.

                                TABLE OF CONTENTS

VOTING INFORMATION...............................................

SUMMARY..........................................................
         THE COMPANY.................................................
         THE PROPOSED MERGER........................................
         TAX CONSEQUENCES............................................
         INVESTMENT OBJECTIVES AND POLICIES OF THE BALANCED PORTFOLIO
         AND THE BOND PORTFOLIO......................................
         MANAGEMENT OF THE PORTFOLIOS...............................
         INVESTMENT ADVISORS AND SUBADVISORS.............
         PORTFOLIO MANAGEMENT........................................
         DISTRIBUTION OF SHARES......................................
         PURCHASE AND REDEMPTION PROCEDURES..........................
         DIVIDENDS AND DISTRIBUTIONS.................................

FINANCIAL HIGHLIGHTS.............................................

PRINCIPAL RISKS..................................................

INFORMATION ABOUT THE PROPOSED MERGER............................
         DESCRIPTION OF THE MERGER...................................
         REASONS FOR THE PROPOSED MERGER.............................

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES.................

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..................
         FORM OF ORGANIZATION........................................
         CAPITALIZATION..............................................

SHAREHOLDER MEETINGS AND VOTING RIGHTS..........................
         LIQUIDATION OR DISSOLUTION..................................
                  RIGHTS OF INSPECTION...................................

ADDITIONAL INFORMATION...........................................

FINANCIAL STATEMENTS AND EXPERTS.................................

LEGAL MATTERS....................................................

OTHER BUSINESS...................................................

                               VOTING INFORMATION

         This Prospectus/Proxy Statement solicits the accompanying voting instructions ("Proxy") on behalf of the Board of Directors of the Company for use at the Special Meeting of Shareholders of the Bond Portfolio to be held ___________, ___________ ___, 1996 at 10:00 a.m.,
Eastern Time, and any adjournments thereof (the "Meeting"). The Bond Portfolio will bear all expenses in connection with the solicitation of Proxies. Employees of Calvert Asset Management Company, Inc. ("CAM"), the Portfolios' investment advisor, and National Home Life Insurance Company ("National Home") will solicit Proxies. The solicitation will be by mail and may also be by telephone, telegram or personal interview.

Outstanding Shares and Voting Requirements

         The Board of Directors of the Company has fixed the close of business on _______________ ___, 199___ as the record date (the "Record Date") for determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. All outstanding shares of the Bond Portfolio are owned of record by National Home Separate Account ______________________, which is registered with the Securities and Exchange Commission (the "SEC"), (the "Separate Account"), to fund variable annuity contracts (the "contracts") issued by National Home.

         Approval of the Proposed Merger requires the affirmative vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), of the Bond Portfolio shares entitled to vote.

         National Home holds through its Separate Account ___, all of the Bond Portfolio shares entitled to vote. National Home will attend the Meeting and vote the Bond Portfolio shares held by its Separate Account in accordance with instructions received from contract owners having values allocated to the Bond Portfolio, as provided in the contracts. National Home will vote Bond Portfolio shares for which no instructions are received in the same proportion as to which instructions are received with respect to Separate Account ___.

         Each contract participant (other than participants under contracts issued in connection with non-qualified and unfunded deferred compensation plans or contracts issued in connection with a deferred compensation plan) has the right to give instructions as to how shares of the Bond Portfolio attributable to the participant's account should be voted, notwithstanding that the contract owner may be the participant's employer. Contract owners will instruct the Separate Account in accordance with such instructions. Fractional shares also will be voted in accordance with instructions received. A contract owner or participant who has given voting instructions may revoke such voting instructions only through the Separate Account prior to the Meeting date. There are no appraisal rights.

         The number of Bond Portfolio shares deemed attributable to a participant's account prior to the annuity date and during the lifetime of the annuitant will be determined on the basis of the value of accumulation units credited to the participant's account as of the Record Date. On or after the annuity date or after the death of the participant, the number of Bond Portfolio shares deemed attributable to the participant's account will be based on the liability for future variable annuity payments to the payee under the contract as of the Record Date. Such liability for future payments will be calculated on the basis of the mortality assumptions and the assumed investment rate used in determining the number of annuity units credited to the participant's account and the applicable annuity unit value on the Record Date.

         As of the Record Date, there were outstanding ____________ shares of common stock of the Bond Portfolio. Each share is entitled to one vote. To the Company's knowledge no person owns annuity contracts or interests therein entitling that person to give voting instructions regarding as much as five percent of the total outstanding shares of the Bond Portfolio. As of the Record Date, National Home Separate Account ___, owned ___ shares (or 100%) of the Bond Portfolio's total outstanding shares.

         Directors and officers of the Company as a group own annuity contracts or interests therein entitling them to give voting instructions regarding less than one percent of the total outstanding shares of the Bond Portfolio.

         The cost of this proxy solicitation, including the printing and mailing of the proxy materials, will be borne by the Bond Portfolio. This Prospectus/Proxy Statement was first mailed to contract owners on or about December 5, 1995.

                                     SUMMARY

         THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT, AND, TO THE EXTENT NOT INCONSISTENT WITH SUCH ADDITIONAL INFORMATION, THE CRI PROSPECTUS OF THE COMPANY AND THE PORTFOLIOS DATED MAY 1, 1995 (WHICH IS INCORPORATED HEREIN BY REFERENCE) AND THE PLAN, A FORM OF WHICH IS ATTACHED TO THIS PROSPECTUS/PROXY STATEMENT AS EXHIBIT A.

THE COMPANY

         The Bond Portfolio and the Balanced Portfolio are each a series of the Company, an open-end management investment company organized as a Maryland corporation on December 22, 1982. The Company currently consists of seven separate investment portfolios, each of which is, in effect, a separate mutual fund issuing its own separate class of common stock. By investing in a portfolio, an investor becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that portfolio. Each portfolio is governed by the Company's Articles of Incorporation, its Bylaws and applicable Maryland law.

THE PROPOSED MERGER

         The Board of Directors of the Company has approved a Plan of Reclassification (the "Plan") providing for the Company to amend its Articles of Incorporation, subject to the approval of the shareholders of the Bond Portfolio, to reclassify the issued and unissued shares of the class of the Company's common stock currently designated as CRI Bond Portfolio into the class of the Company's common stock currently designated as CRI Balanced Portfolio. In effect, shareholders of the Bond Portfolio would exchange their shares for shares of the Balanced Portfolio and the Bond Portfolio would be eliminated.

         The Plan contemplates a Proposed Merger in which shares of the Bond Portfolio will be reclassified and the Bond Portfolio will transfer all of its assets and liabilities to the Balanced Portfolio in exchange for shares of the Balanced Portfolio. The number of shares of the Balanced Portfolio to be issued to the Bond Portfolio will be determined on the basis of the relative net asset values of the Bond Portfolio and the Balanced Portfolio calculated as of the close of business on the business day immediately preceding the effective date of the Proposed Merger, currently scheduled for ____________ ___, 1996. The Bond Portfolio will then distribute the Balanced Portfolio shares it receives to Bond Portfolio shareholders in exchange for their Bond Portfolio shares, on a pro-rata basis.

         The Directors of the Company, including the Directors who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Directors"), have concluded that the Proposed Merger would be in the best interests of shareholders of the Bond Portfolio and that the interests of the shareholders of the Bond Portfolio and the Balanced Portfolio will not be economically diluted as a result of the transactions contemplated by the Reorganization. Accordingly, the Directors have submitted the Plan for the approval of the BOND Portfolio's shareholders. THE DIRECTORS OF THE COMPANY RECOMMEND APPROVAL BY SHAREHOLDERS OF THE BOND PORTFOLIO OF THE PLAN EFFECTING THE PROPOSED MERGER.

         If the shareholders of the Bond Portfolio do not vote to approve the Proposed Merger, the Directors of the Company will consider other possible courses of action in the best interests of shareholders.

TAX CONSEQUENCES

         The completion of the Proposed Merger is contingent upon the receipt by the Company of an opinion of outside tax counsel to the effect that the Proposed Merger will qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Proposed Merger will not result in the recognition, for federal income tax purposes, of any gain or loss to the Bond Portfolio or its shareholders, the aggregate tax basis of the shares of the Balanced Portfolio received by shareholders of the Bond Portfolio will be the same as the tax basis of those shareholders' Bond Portfolio shares and the aggregate tax basis of the assets of the Bond Portfolio in the hands of the Balanced Portfolio will be the same as the tax basis of such assets in the hands of the Bond Portfolio prior to the Proposed Merger. In addition, completion of the Proposed Merger is contingent upon the receipt by the Company of an opinion of outside tax counsel to the effect that the Proposed Merger will not result in the recognition of any gain or loss to contract owners.

INVESTMENT OBJECTIVES AND POLICIES OF THE BALANCED PORTFOLIO AND THE BOND PORTFOLIO

         The Balanced Portfolio. The Balanced Portfolio seeks to achieve a total return above the rate of inflation through an actively managed portfolio of stocks, bonds and money market instruments (including repurchase agreements secured by such instruments) selected with a concern for the investment and social impact of each investment. It is not the policy of the Balanced Portfolio to take risks to obtain speculatively or aggressively high returns. There is no predetermined percentage of assets allocated to stocks, bonds or money market instruments, although, as an operating policy, the Balanced Portfolio will have at least 25% of its assets in fixed income senior securities. Fixed-income investments are selected by the Advisor Calvert Asset Management Company, Inc. ("CAM" or "Advisor"). The Balanced Portfolio's Subadvisor, NCM Capital Management Group, Inc. ("NCM"), selects equity investments for the portfolio, subject to direction and control by the Portfolio's Advisor and the Board of Directors of the Company. CAM and NCM determine the mix for the Balanced Portfolio depending on their view of market conditions and the economic outlook.

         The Balanced Portfolio may purchase both common and preferred stock. For its fixed-income investments, the Portfolio normally invests in bonds which are considered investment grade, including bonds which are direct or indirect obligations of the U.S. Government, or which at the date of investment are rated AAA, AA, A, or BBB by Standard & Poor's Corporation ("S&P") or Aaa, Aa, A, or Baa by Moody's Investors Service Inc. ("Moody's"). Bonds rated Baa or BBB are considered medium grade obligations and possess speculative characteristics. The Portfolio may purchase lower-rated obligations but no more than 20% of its assets may be invested in obligations rated lower than B. The Portfolio may purchase without limitation bonds which are unrated but of comparable quality to bonds rated B or better as determined by the Advisors under the supervision of the Board of Directors. See "Non-Investment Grade Debt Securities" and the Company's CRI Statement of Additional Information for additional information concerning bond ratings.

         The Balanced Portfolio may invest in foreign securities, including emerging markets, to a limited extent. See "Risks of Foreign Securities."

         The Bond Portfolio. The Bond Portfolio seeks to provide as high a level of current income as is consistent with prudent investment risk and preservation of capital though investment in bonds and other straight debt securities, selected pursuant to the Portfolio's investment and social criteria. The Bond Portfolio is neither speculative nor conservative in its investment policies and will take reasonable risks in seeking to achieve its investment objective of current income and preservation of capital. Debt securities may be long-term, intermediate-term, short-term, or any combination thereof, depending on the Advisors' evaluation of current and anticipated market patterns and trends; the Advisors expect that the Bond Portfolio's average weighted maturity will range between 5 and 20 years. The value of the Portfolio generally will vary inversely with changes in interest rates.

         In seeking to achieve these objectives, it is anticipated that under normal conditions the Bond Portfolio will invest at least 80% of the value of its assets in publicly-traded straight debt securities which have a rating within the four highest grades as determined by a nationally recognized rating service such as S&P or Moody's; obligations issued or guaranteed by the United States Government or its agencies or instrumentalities; or cash and cash equivalents. Up to 20% of the Portfolio's total assets may be invested in straight debt securities which are not rated within the four highest grades as described above (including unrated securities), in convertible debt securities, convertible preferred and preferred stocks, or other securities. The Bond Portfolio does not currently hold or intend to invest more than 5% of its assets in non-investment grade securities. See "Non-Investment Grade Debt Securities" for additional information concerning bond ratings.

MANAGEMENT OF THE PORTFOLIOS

         The overall management of the Company and the Portfolios is the responsibility of, and is supervised by, the Board of Directors of the Company.

INVESTMENT ADVISORS AND SUBADVISORS

         Calvert Asset Management Company, Inc. ("CAM"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, is the investment adviser to both Portfolios. CAM is a wholly-owned subsidiary of The Calvert Group, Ltd., of the same address, which is in turn an indirect wholly-owned subsidiary of Acacia Mutual Life Insurance Company, 51 Louisiana Avenue, N.W., Washington, D.C. 20001. As of October 31, 1995, CAM had assets under management and administration in excess of $4.9 billion. Pursuant to its investment advisory agreement with the Company, CAM manages the investment and reinvestment of the assets of each Portfolio and is responsible for the overall management of the business affairs of each Portfolio, subject to the direction and authority of the Company's Board of Directors. CAM also serves as investment advisor to seven other registered investment companies in the Calvert Group of
Funds: First Variable Rate Fund for Government Income, Calvert Cash Reserves (doing business as Money Management Plus), Calvert Social Investment Fund, Calvert Tax-Free Reserves, The Calvert Fund, Calvert Municipal Fund, Inc., and Calvert World Values Fund, Inc. CAM has retained certain investment Subadvisors ("Subadvisors") for the Portfolios.

The Balanced Portfolio

         The Subadvisor to the Balanced Portfolio is NCM Capital Management Group, Inc. ("NCM") Address. Pursuant to its Investment Sub-Advisory Agreement with the Investment Advisor, NCM manages the equity portion of the portfolio selections for the Balanced Portfolio. NCM was founded by Maceo K. Sloan in 1986 as a subsidiary of North Carolina Mutual Life Insurance Company, which was established by Mr. Sloan's ancestors in 1898 and is one of the oldest and largest minority-owned financial institutions in the country. NCM has been an employee-owned subsidiary of Sloan Financial Group since 1991. Sloan Financial Group is controlled by Mr. Sloan and Justin F. Beckett, Executive Vice President and a Director of NCM. NCM is one of the largest minority-owned investment management firms in the country, and provides products in equity, fixed-incomed and balanced portfolio management. It is also one of the industry leaders in the employment and training of minority and women investment professionals. NCM has served as Subadvisor to the Balanced Portfolio since February 1995.

         Wendell E. Mackey, Vice President of NCM, is the portfolio manager with respect to the Portfolio's equity investments. Mr. Mackey earned his B.B.A. degree from Howard University, and his M.M. degree from Kellogg Graduate School of Management at Northwestern University. He subsequently worked with several securities firms before joining NCM as an equity portfolio manager in 1993. He has managed the Balanced Portfolio since February 1995.

         Colleen M. Denzler manages the Balanced Portfolio's fixed-income investments. She has been managing funds for CAM since 1988. Ms. Denzler holds a B.S. degree from Radford University and is a Chartered Financial Analyst.

The Bond Portfolio

         The Subadvisor to the Bond Portfolio is United States Trust Company of Boston ("US Trust") Address. US Trust is a wholly-owned subsidiary of UST Corporation, a Massachusetts bank holding company. The address of UST Corporation is _____________. The individual portfolio manager responsible for the Bond Portfolio is Cheryl Smith, Vice President of US Trust. Ms. Smith joined US Trust in 1992. In addition to the management of the Bond Portfolio, her duties at US Trust include management of institutional and individual client investment portfolios and integration of client social criteria into the portfolio management process. She served as Vice President of Franklin Research & Development from 1987 to 1992. Ms. Smith has managed the Bond Portfolio since August 1994. She is a Chartered Financial Analyst and holds a Ph.D. in Economics from Yale University.

Fees

         For its services, CAM, as the Portfolios' investment advisor, is entitled to receive a fee based on a percentage of the average daily net assets of each of the Portfolios. CAM is currently entitled to receive an annual base fee, paid monthly, of 0.65% of average daily net assets of the Bond Portfolio and 0.70% of the average daily net assets of the Balanced Portfolio.

  CAM will pay the Subadvisor of the Balanced Portfolio an annual base fee of 0.25% of one-half of the Balanced Portfolio's average daily net assets. In addition, under the circumstances described below, CAM and NCM, as the Advisor and Subadvisor, respectively, to the Balanced Portfolio may earn (or have their respective fees reduced by) performance fee adjustments based on the extent to which performance of the Balanced Portfolio exceeds or trails the Lipper Balanced Funds Index. The specific adjustments are as follows:

The Balanced Portfolio: CAM's Performance Fee Adjustment

         Performance versus the                 Performance Fee
         Lipper Balanced Funds Index            Adjustment

         6% to less than 12%                    0.05%
         12% to less than 18%                   0.10%
         18% or more                            0.15%

         CAM's performance fee adjustment will be paid directly from the Portfolio to CAM.

The Balanced Portfolio: NCM's Performance Fee Adjustment:

         Performance versus                    Performance Fee
         Lipper Balanced Funds' Index          Adjustment

         6% to less than 12%                   0.05%
         12% to less than 18%                  0.10%
         18% or more                           0.15%

Payment of an upward performance fee adjustment to the Subadvisor is paid out of the fee CAM receives from the Balanced Portfolio. The initial performance period is the twelve month period between July 1, 1995 and July 1, 1996. Each month an additional month's performance will be factored into the calculation until a total of 36 months comprises the performance computation period. Payment by the Portfolio of the performance adjustment will be conditioned on: (1) the performance of the Portfolio as a whole having exceeded the Lipper Balanced Funds Index; and (2) payment of the performance adjustment not causing the Portfolio's performance to fall below the Lipper Balanced Funds Index.

CAM pays an annual fee of 0.25% of the average daily net assets of the Bond Portfolio to US Trust as a subadvisory fee.

PORTFOLIO MANAGEMENT

         See "Investment Advisor and Investment Subadvisors" above.

DISTRIBUTION OF SHARES

         With regard to the Portfolios, the Company's shares are sold to National Home for allocation to the Separate Account to fund the benefits under certain variable annuity and variable life insurance policies (the "Variable Accounts"). Shares of the Portfolios may also be sold to other insurance companies for the same purpose. In this Prospectus/Proxy Statement, National Home and any other applicable companies may be referred to as the "Insurance Companies," and the variable annuity and variable life insurance policies may be referred to as the "Policies."

         Shares of the Portfolios may only be sold to the Insurance Companies for their Separate Accounts, and not to individual investors. As such, the "shareholders" referred to in this prospectus are the Insurance Companies. Nevertheless, as a policyholder you have an opportunity to choose among the various Portfolios in order to fund the benefits under any Policies you purchase, subject to any limitations described in the Insurance Companies' prospectuses.

         Shares are purchased by the Variable Accounts at the net asset value of a Portfolio next determined after the Insurance Company receives the premium payment. The Company continuously offers its shares in the Portfolios at a price equal to the net asset value per share. Initial and subsequent payments allocated to a Portfolio are subject to the limits applicable in the Policies issued by the Insurance Companies.

         It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in a Portfolio, although currently neither the Insurance Companies nor the Company foresees any such disadvantages to either variable annuity or variable life insurance policyholders of any Insurance Company. The Company's Directors intend to monitor events in order to identify any material conflict between such policyholders and to determine what action, if any, should be taken in response to the problem.

PURCHASE AND REDEMPTION PROCEDURES

         Information concerning the purchase of shares is described above.

         The Insurance Companies redeem shares of the Portfolios to make benefit and surrender payments under the terms of their Policies. Redemptions are processed on any day on which the Company is open for business (each day the New York Stock Exchange is open), and are made at a Portfolio's net asset value next determined after the appropriate Insurance Company receives a surrender request in acceptable form.

         Payment for redeemed shares will be made promptly, and in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the 1940 Act. The amount received on redemption of the shares of a Portfolio may be more or less than the amount paid for the shares, depending on the fluctuations in the market value of the assets owned by the Portfolio. The Company redeems all full and fractional shares of the Portfolios for cash.

         The net asset value of the shares of each Portfolio is determined once daily as of the close of business of the New York Stock Exchange, on days when the Exchange is open for business, or for any other day when there is a sufficient degree of trading in the investments of a Portfolio to affect materially net asset value per share (except on days when no orders to purchase or redeem shares of the Portfolio have been received). The net asset value is determined by adding the values of all securities and other assets of a Portfolio, subtracting liabilities and expenses, and dividing by the number of outstanding shares of the Portfolio.

         Except for money market instruments maturing in 60 days or less, securities held by the Portfolios are valued at their market value if market quotations are readily available. Otherwise, securities are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Directors of the Company. All money market instruments with a remaining maturity of 60 days or less held by a Portfolio, are valued on an amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

         It is the Company's intention to distribute substantially all of the net investment income, if any, of the Portfolios. Net investment income consists of all payments of dividends or interest received by a Portfolio less estimated expenses, including the investment advisory fee. All net realized capital gains, if any, are declared and distributed periodically, at least annually. All dividends and distributions are reinvested in additional shares of the Portfolio at net asset value.

FINANCIAL HIGHLIGHTS

         The following tables provide information about the Portfolio's financial history. They express the information in terms of a single share outstanding throughout each period. The table has been audited by those independent accountants whose reports are included in the Fund's Annual Report to Shareholders, for each of the respective periods presented, except for the six month period ended June 30, 1995 which is unaudited. The tables should be read in conjunction with the financial statements and their related notes. The current Annual Report to Shareholders is incorporated by reference into the Statement of Additional Information.


                                               Six Months Ended
                                                 June 30, 1995
                                                  (unaudited)


Net asset value, beginning of period         $       1.440

Income from investment operations
     Net investment income                            .025
     Net realized and unrealized gain
         (loss) on investments                        .226
         Total from investment operations
                                                      .251
Distributions to shareholders
     Dividends from net investment income
                                                         --
Total increase (decrease) in net asset value          .251

Net asset value, end of period               $       1.691

Total return<F1>                                    17.43%

Ratio of expenses to average net assets               .93%(a)

Ratio of net income to average net assets            3.25%(a)

Increase reflected in net income ratio due
     to expense reimbursement                            --

Portfolio turnover                                        83%

Net assets, end of period                    $87,719,128

Number of shares outstanding at end of
     period (in thousands)                           51,873


<F1>Total return is for the Portfolio only and does not reflect sales charges and expenses deducted by the Insurance Companies. Total return has not been audited prior to 1989.
(a) Annualized



                                                        Year Ended December 31,

                                                      1994                1993
                                              ---------------------------------
                                              ---------------------------------

Net asset value, beginning of period         $       1.537          $    1.465x

Income from investment operations
     Net investment income                             .046                .045
     Net realized and unrealized gain
         (loss) on investments                        (.097)               .072
         Total from investment operations
                                                      (.051)               .117
Distributions to shareholders
     Dividends from net investment income
                                                      (.046)             (.045)
Total increase (decrease) in net asset value          (.097)               .072

Net asset value, end of period               $$       1.440         $     1.537

Total return<F1>                                     (3.30)%              8.00%

Ratio of expenses to average net assets                .80%                .81%

Ratio of net income to average net assets             3.39%               3.69%

Increase reflected in net income ratio due
     to expense reimbursement                             --                 --

Portfolio turnover                                         43%              14%

Net assets, end of period                    $$66,592,680           $53,999,759

Number of shares outstanding at end of
     period (in thousands)                            46,244             35,142

<F1>Total return is for the Portfolio only and does not reflect sales charges and expenses deducted by the Insurance Companies. Total return has not been audited prior to 1989.
(a) Annualized





                                                       Year Ended December 31,
                                                   1992              1991
                                             ----------------------------------
                                             ----------------------------------

Net asset value, beginning of period         $       1.403     $       1.249

Income from investment operations
     Net investment income                            .044              .050
     Net realized and unrealized gain on
         investments                                  .062              .154
         Total from investment operations
                                                      .106              .204
Distributions to shareholders
     Dividends from net investment income
                                                     (.044)            (.050)
Total increase in net asset value                     .062              .154

Net asset value, end of period               $       1.465     $       1.403

Total return<F2>                                     7.61%            16.40%

Ratio of expenses to average net assets               .85%              .85%

Ratio of net income to average net assets            4.05%             4.49%

Increase reflected in net income ratio due
     to expense reimbursement                            --                --

Portfolio turnover                                        15%               12%

Net assets, end of period                    $28,471,358       $14,945,973

Number of shares outstanding at end of
     period (in thousands)                           19,433            10,656

<F2>Total return is for the Portfolio only and does not reflect sales charges and expenses deducted by the Insurance Companies. Total return has not been audited prior to 1989.





                                            Year Ended December 31,
                                                   1990
                                            ------------------
                                            ------------------

Net asset value, beginning of period         $       1.247

Income from investment operations
     Net investment income                            .050
     Net realized and unrealized gain on
         investments                                  .002
         Total from investment operations
                                                      .052
Distributions to shareholders
     Dividends from net investment income
                                                     (.050)
Total increase in net asset value                     .002

Net asset value, end of period               $       1.249

Total return<F2>                                     4.18%

Ratio of expenses to average net assets               .77%

Ratio of net income to average net assets            5.69%

Increase reflected in net income ratio due
     to expense reimbursement                            --

Portfolio turnover                                        11%

Net assets, end of period                    $6,759,546

Number of shares outstanding at end of
     period (in thousands)                            5,410


<F2>Total return is for the Portfolio only and does not reflect sales charges and expenses deducted by the Insurance Companies. Total return has not been audited prior to 1989.





                                                        Year Ended December 31,
                                                   1989              1988
                                             ---------------------------------
                                             ---------------------------------

Net asset value, beginning of period         $       1.068     $       1.004

Income from investment operations
     Net investment income                            .042              .054
     Net realized and unrealized gain
         (loss) on investments                        .179              .064
         Total from investment operations
                                                      .221              .118
Distributions to shareholders
     Dividends from net investment income
                                                     (.042)            (.054)
Total increase (decrease) in net asset value
                                                      .179              .064

Net asset value, end of period               $       1.247     $       1.068

Total return<F3>                                    20.69%            11.75%

Ratio of expenses to average net assets
                                                      .50%              .50%
Ratio of net income to average net assets
                                                     4.85%             4.95%
Increase reflected in net income ratio due
     to expense reimbursement                         .46%              .30%

Portfolio turnover                                        28%               40%

Net assets, end of period                    $2,572,761        $1,293,692

Number of shares outstanding at end of
     period (in thousands)                            2,064             1,211

<F3>Total return is for the Portfolio only and does not reflect sales charges and expenses deducted by the Insurance Companies. Total return has not been audited prior to 1989.
(a) = Annualized

                                                                 From inception
                                                                (Sept. 2, 1986)
                                                                   to Dec. 31,
                                         Year Ended December 31,
                                                  1987                1986
                                            -----------------------------------
                                            -----------------------------------

Net asset value, beginning of period          $       0.958    $       1.000

Income from investment operations
     Net investment income                             .019             .010
     Net realized and unrealized gain
         (loss) on investments                         .046            (.042)
         Total from investment operations
                                                       .065            (.032)
Distributions to shareholders
     Dividends from net investment income
                                                      (.019)           (.010)
Total increase (decrease) in net asset value
                                                       .046            (.042)

Net asset value, end of period                $       1.004    $       0.958

Total return<F3>                                      6.78%            3.31%

Ratio of expenses to average net assets
                                                       .50%             .10%(a)
Ratio of net income to average net assets
                                                      3.72%            1.59%(a)
Increase reflected in net income ratio due
     to expense reimbursement                          .82%            1.41%(a)

Portfolio turnover                                         17%             --

Net assets, end of period                     $1,022,484             $143,745

Number of shares outstanding at end of
     period (in thousands)                             1,018              150


<F3>Total return is for the Portfolio only and does not reflect sales charges and expenses deducted by the Insurance Companies. Total return has not been audited prior to 1989.
(a) = Annualized

PRINCIPAL RISKS

     The Bond Portfolio and the Balanced Portfolio have different and distinct investment objectives that they pursue through their separate investment policies, as stated above. There can be no assurance that the objectives of either the Bond Portfolio or the Balanced Portfolio will be achieved. The differences in objectives and policies between the Bond Portfolio and the Balanced Portfolio can be expected to affect the return of each. As described below under "Comparison of Investment Objectives and Policies", the Balanced Portfolio maintains an actively managed nondiversified portfolio of stocks, bonds and money market instruments and as such may be viewed as more aggressive and concomitantly more volatile than the Bond Portfolio for the following principal reasons.

     First, the Balanced Portfolio is "non-diversified" which means that, as opposed to the "diversified" Bond Portfolio, a higher percentage of its assets may be invested in a more limited number of issuers, with the result that its shares are more susceptible to any single economic, political or regulatory event than the shares of the Bond Portfolio.

     Second, while there is no predetermined percentage of assets allocated to stocks, bonds or money market instruments held by the Balanced Portfolio, as an operating policy, the Balanced Portfolio will have at least 25% of its assets in fixed income securities. This means that the Balanced Portfolio could have up to 75% of its assets invested in common stocks which, historically, have been more volatile than the types of fixed income securities in which the Bond Portfolio invests.

     Third, the Balanced Portfolio may purchase non-investment grade fixed income securities (i.e., "junk bonds") and up to 20% of its assets may be invested in fixed income securities rated lower than B. The Bond Portfolio may invest up to 20% of its assets in straight debt securities which are not rated investment grade (i.e., within the four highest ratings categories); however, neither the Balanced nor the Bond Portfolio currently holds nor intends to invest more than 5% of its respective assets in non-investment grade securities. See "Non-Investment Grade Debt Securities and the Portfolios' Statement of Additional Information concerning bond ratings.

                  INFORMATION ABOUT THE PROPOSED MERGER

DESCRIPTION OF THE PROPOSED MERGER

         The Plan provides that after the Effective Time on the Closing Date the Bond Portfolio will transfer all of its assets and liabilities to the Balanced Portfolio if all of the conditions of the Plan are fulfilled and are not waived and the Closing Date is not extended. In exchange for the Bond Portfolio assets and liabilities, the Bond Portfolio will issue to the Bond Portfolio shareholders a number of Balanced Portfolio shares having a value equal to the aggregate net assets of the Bond Portfolio acquired. The Closing Date is currently scheduled for _____________, 1996 and may be changed as determined by officers of the Company. As part of the Plan, the Company's shareholders are being asked to approve a proposed amendment to the Company's Articles of Incorporation to reclassify the issued and unissued shares of the class of the Company's common stock currently designated as the CRI Bond Portfolio into the class of common stock currently designated as the CRI Balanced Portfolio. Copies of the Plan and the proposed amendment to the Company's Articles of Incorporation are attached as Exhibits A and B, respectively, to this Prospectus/Proxy Statement.

         The number of shares of the Balanced Portfolio to be issued in the Proposed Merger will be determined on the basis of the relative net asset values of the Bond Portfolio and the Balanced Portfolio calculated as of the Valuation Date. The net asset value of each Portfolio will be determined by dividing the value of that Portfolio's portfolio securities, cash and other assets (including accrued but uncollected interest and dividends), less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares of that Portfolio outstanding.

         Balanced Portfolio shares will be distributed to Bond Portfolio shareholders in exchange for their Bond Portfolio shares, on a pro rata basis. The number of such full and fractional Balanced shares issued to each Bond Portfolio shareholder will be determined by multiplying the number of Bond Portfolio shares to be exchanged by a fraction, the numerator of which is the net asset value per share of the Bond Portfolio and the denominator of which is the net asset value per share of the Balanced Portfolio. Thus, the Bond Portfolio shares of each Bond Portfolio shareholder will be exchanged for the number of full and fractional shares of the Balanced Portfolio which, when multiplied by the net asset value per share of the Balanced Portfolio, will have a value equal to the aggregate net asset value of that shareholder's shares in the Bond Portfolio at the Effective Time on the Closing Date. The aggregate value of the Balanced Portfolio shares attributable to shareholders previously holding Bond Portfolio shares will be the same immediately after the Proposed Merger as the aggregate value of the Bond Portfolio shares attributable to such shareholders immediately before the Proposed Merger.

         The Proposed Merger as provided in the Plan is subject to approval of the shareholders of the Bond Portfolio. Approval requires the affirmative vote of the holders of at least a majority (as defined in the 1940 Act) of the Bond Portfolio shares entitled to vote. The Plan is also conditioned on: (i) acceptance of the amendment to the Company's Articles of Incorporation by the Maryland Department of Assessments and Taxation and the amendment's having become effective; (ii) receipt of any necessary regulatory approvals from the SEC; (iii) receipt of an opinion of outside counsel that the Proposed Merger qualifies as a tax-free reorganization under the Code; and (iv) receipt of any necessary regulatory approvals by relevant state insurance authorities.

REASONS FOR THE PROPOSED MERGER

         The Directors of the Company have considered and approved the Proposed Merger, as recommended by CAM, including entry by the Company on behalf of each Portfolio into the Plan, as in the best interests of the shareholders.

         In making their recommendation to the Directors, the representatives of CAM reviewed with the Directors various factors about the Company and its Portfolios and the Proposed Merger. In terms of total net assets the Bond Portfolio at October 31, 1995 had net assets of approximately $3.4 million. The Balanced Portfolio's net assets at such date were approximately $102 million. The Bond Portfolio has not, since its inception in 1992 achieved asset levels on a continuing basis that would permit it to operate economically and generate a competitive return.

         The Directors of the Company met on August 2, 1995 and considered the recommendation of CAM, and, in addition, considered among other things in general, (i) the terms and conditions of the Proposed Merger; (ii) whether the Proposed Merger would result in the economic dilution of shareholder interests; (iii) the comparative performance records of each of the Portfolios; relative compatibility of their investment objectives and policies; the investment experience, expertise and resources of CAM and the Subadvisor; and the personnel and financial resources of CAM and the Subadvisor; (iv) the fact that the Balanced Portfolio will assume certain identified liabilities of the Bond Portfolio; and (v) the expected federal income tax consequences of the Proposed Merger.

  The Directors also considered the benefits to be derived by shareholders of the Bond Portfolio from the transfer of its assets to the Balanced Portfolio. In this regard, the Directors considered the economies of scale that could be realized by the participation by shareholders of the Bond Portfolio in the combined portfolio. They also considered that for small funds such as the Bond Portfolio, it is difficult for the portfolio manager to fine profitable investments of small denomination that will comply with regulatory requirements for diversification.

         During their consideration of the Proposed Merger, the Directors met with members of the legal staff at CAM, as well as counsel to the Independent Directors, regarding the legal issues involved. The Directors also concluded at a meeting on August 2, 1995 that the Proposed Merger would be in the best interests of shareholders of the Balanced Portfolio and that the interests of the shareholders of the Balanced Portfolio will not be diluted as a result of the transactions contemplated by the Proposed Merger.

         THE DIRECTORS OF THE COMPANY RECOMMEND THAT THE SHAREHOLDERS OF THE BOND PORTFOLIO APPROVE THE PROPOSED MERGER.

PRO-FORMA CAPITALIZATION

         The following tables show the capitalization of the Balanced Portfolio and the Bond Portfolio as of October 31, 1995 individually and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets and liabilities of the Bond Portfolio at the then net asset value:




                   CAPITALIZATION OF THE BOND PORTFOLIO
                        AND THE BALANCED PORTFOLIO

                    BOND                 BALANCED       PRO FORMA FOR BALANCED
                    PORTFOLIO            PORTFOLIO      PORTFOLIO


Net Assets..........$3,396,914           $102,812,724   $106,209,638
Shares Outstanding..$  205,571           $ 56,987,022   $ 58,869,524
Net Asset Value per
Share.................  $16.52           $1.804         $1.804

         The table above should be read in conjunction with the Portfolios' Annual Report for the fiscal year ended December 31, 1994 which is hereby incorporated herein by reference, and the unaudited balance sheet and income statement for June 30, 1995.



         On the Record Date, there were       and      shares of the Bond
Portfolio and the Balanced Portfolio, respectively, outstanding.

             COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in the Company's CRI Prospectus and Statement of Additional Information for the CRI portfolios. The Company also offers additional portfolios which are not involved in the Proposed Merger, and their investment objectives, policies and restrictions are not discussed in this Prospectus/Proxy Statement and their shares are not offered hereby.

         The Bond Portfolio invests primarily in corporate bonds and other straight debt securities while the Balanced Portfolio maintains an actively managed portfolio of stocks, bonds and money market instruments. Each Portfolio may invest in non-investment grade debt securities.

         The Bond Portfolio may, in pursuit of its investment objectives, purchase put and call options and engage in the writing of covered call options and secured put options on securities of issuers that meet its social criteria, and employ a variety of other investment techniques, including the purchase and sale of market index futures contracts, financial futures contracts and options on such futures. The Bond Portfolio may engage in futures contracts and related options only to protect against market declines. The Bond Portfolio does not engage in such transactions for speculation or leverage. It is an operating policy of the Company that the Bond Portfolio may not invest in options and futures contracts if as a result more than 5% of its assets would be so invested.

         Each Portfolio may engage in repurchase agreements and reverse repurchase agreements. No more than 10% of either Portfolio's assets may be invested in repurchase agreements not terminable within seven days.

         The Portfolios may borrow no more than 10% of the value of their assets from banks (and pledge their assets to secure such borrowings) for temporary or emergency purposes, but not for leverage. Each Portfolio may also make loans of the securities it holds.

         Each Portfolio may lend its securities to New York Stock
Exchange member firms and to commercial banks with assets of $1 billion or more. The Portfolios may only make loans if the value of the securities loaned does not exceed 10% of the Portfolio's assets.

         The Bond Portfolio may invest up to 25% of its assets in the securities of foreign issuers and the Balanced Portfolio may invest up to 10% of its assets in such securities.

         The Bond Portfolio may write exchange-traded call options on its securities. Call options may be written on portfolio securities, securities indices, or foreign currencies. With respect to securities and foreign currencies, the Bond Portfolio may write call and put options on an exchange or over-the-counter. The Bond Portfolio may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts or if required under regulations of state securities administrators.

         Each Portfolio may write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised.

         The Bond Portfolio may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities and securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Bond Portfolios may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency.

         Each Portfolio may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the New York Stock Exchange or the American Stock Exchange.

         The Bond Portfolio may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase or in the exchange rate of foreign currencies.

         The Bond Portfolio may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange or board-traded put and call options in financial futures contracts. The Bond Portfolio may engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, the Bond Portfolio will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to the Bond Portfolio's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets.

         The value of each Portfolio's assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies.

         The Bond Portfolio may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

         When CAM or a Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency.

         Each Portfolio may invest up to less than 1% of its assets in investments in securities that offer a rate of return below the then prevailing market rate and that present attractive opportunities for furthering the Portfolios' social criteria.

         Neither Portfolio may purchase illiquid securities if more than 10%, of the value of its net assets would be invested in such securities.

         The Bond Portfolio is diversified while the Balanced Portfolio is not diversified. There are risks associated with the Balanced Portfolio being non-diversified. Specifically, since a relatively high percentage of the assets of the Balanced Portfolio may be invested in the obligations of a limited number of issuers, the value of the shares of the Balanced Portfolio may be more susceptible to any single economic, political or regulatory event than the shares of a diversified Portfolio.

         All fixed income instruments are subject to interest-rate risk: that is, if market interest rates rise, the current principal value of a bond will decline. In general, the longer the maturity of the bond, the greater the decline in value will be.

         Noninvestment-grade securities tend to be less sensitive to interest rate changes than higher-rated investments, but are more sensitive to adverse economic changes and individual corporate developments. This may affect the issuer's ability to make principal and interest payments on the debt obligation. There is also a greater risk of price declines due to changes in the issue's creditworthiness. Because the market for lower-rated securities may be less active ("thinner") than for higher-rated securities, it may be difficult for a Portfolio to sell the securities. Because of a lack of objective data, a thinly-traded market may make it difficult to value the securities, so that the Board of Directors may have to exercise its judgment in assigning a value. See the Appendix in the Statement of Additional Information for more information on bond ratings.

         The Balanced Portfolio and the Bond Portfolio are subject to the same investment screens. Each investment is selected with a concern for its social impact. Both Portfolios invest in accordance with their philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. The Portfolios have developed the following criteria for the selection of organizations in which they invest. The Portfolios recognize, however, that these criteria represent standards of behavior which few, if any, organizations totally satisfy and that, as a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by the Portfolios' Investment Advisor and Subadvisor.

         The characteristics of each investment policy and the associated risks are described in the Company's CRI Prospectus and Statement of Additional Information. Both Portfolios have other investment policies and restrictions which are also set forth in the Company's CRI Prospectus and Statement of Additional Information, which are hereby incorporated herein by reference and available upon request.

             COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

FORM OF ORGANIZATION

         The Company was incorporated in Maryland on September 27, 1982, and is an open-end management investment company registered under the 1940 Act. The Company has seven CRI portfolios, including the Portfolios, each designed to provide opportunities for investing in enterprises that make a significant contribution to society through their products and services and through the way they do business.

CAPITALIZATION

         The total number of shares of stock of all classes which the Company is currently authorized to issue is 100 million shares. The par value of each share is $1.00. The Balanced Portfolio currently has 75,000,000 authorized shares and the Bond Portfolio currently has 1,000,000 authorized shares. Fractional shares may be issued. Each Portfolio's shares have equal voting rights and represent equal proportionate interests in the assets belonging to the Portfolio. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Directors of the Company. Shareholders of each Portfolio vote separately, as to matters, that affect only their particular Portfolio such as approval or amendments of investment advisory agreements or proposed reclassifications, that affect only their particular portfolio.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

         The Company is not required to hold annual meetings of shareholders. The Company does not permit cumulative voting. A majority of shares entitled to vote on a matter constitutes a quorum for consideration of such matter. In either case, a majority of the shares voting is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

LIQUIDATION OR DISSOLUTION

         In the event of the liquidation of a portfolio the shareholders are entitled to receive, when, and as declared by the Directors, the excess of the assets belonging to such portfolio over the liabilities belonging to the portfolio. The assets so distributable to shareholders of a Portfolio will be distributed among the shareholders in proportion to the number of shares of the Portfolio held by them and recorded on the books of the Company.

RIGHTS OF INSPECTION

         Shareholders of the respective Funds have the same right to inspect in Maryland the governing documents, records of meetings of shareholders, shareholder lists, share transfer records, accounts and books of the Company as are permitted shareholders of a corporation under the Maryland corporation law. The purpose of inspection must be for interests of shareholders relative to the affairs of the Portfolios.

         The foregoing is only a summary of certain characteristics of the operations of the Company's Articles of Incorporation, its By-Laws and Maryland law and is not a complete description of those documents or the law. Shareholders should refer to the provisions of such respective Articles of Incorporation, By-Laws, and Maryland law directly for more complete information.

                          ADDITIONAL INFORMATION

         Information concerning the operation and management of the Company and the Portfolios is incorporated herein by reference from the Prospectus dated May 1, 1995, a copy of which is enclosed, and the Statement of Additional Information dated as of the same date. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Company, at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-368-2748.

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act, and in accordance therewith files reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549.

FINANCIAL STATEMENTS AND EXPERTS

         The Statement of Additional Information relating to this Prospectus/Proxy Statement includes the following financial statements:
(i) financial statements for the fiscal year ended December 31, 1994, included in the Company's Annual Report for that period; and (ii) unaudited financial statements for the six-months ended June 30, 1995. The financial statements included in the Company's Annual Report are incorporated by reference into the Statement of Additional Information. The financial statements for the year ended December 31, 1994 included in the Company's Annual Report have been audited by Coopers & Lybrand LLP, independent accountants, and have been included in the Statement of Additional Information in reliance upon the report of Coopers & Lybrand LLP given upon the authority of such firm as experts in accounting and auditing.

LEGAL MATTERS

          Certain legal matters concerning the issuance of shares of the Company will be passed upon by William M. Tartikoff, Esq., General Counsel of The Calvert Group, Ltd. Sullivan & Worcester, Washington, D.C., has advised the Company on certain federal income tax matters.

OTHER BUSINESS

         The Directors of the Company do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

         THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING THE
INDEPENDENT DIRECTORS, RECOMMENDS APPROVAL OF THE PROPOSED MERGER, ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSED MERGER.

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